Exhibit 10.46
THIS GUARANTY AND SECURITY AGREEMENT IS SUBJECT TO THE TERMS OF THAT CERTAIN INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED AS OF FEBRUARY 24, 2023, BY AND AMONG REGIONS BANK, CP7 WARMING BAG, LP., BURGERFI INTERNATIONAL, INC., PLASTIC TRIPOD, INC. AND THE OTHER PARTIES THERETO (AS THE SAME MAY BE AMENDED, MODIFIED, RESTATED OR SUPPLEMENTED FROM TIME TO TIME, THE “SUBORDINATION AGREEMENT”), AND IS SUBORDINATED TO THE PRIOR PAYMENT-IN-FULL OF THE SENIOR INDEBTEDNESS, WITH ANY LIENS SECURING THE SECURED PROMISSORY NOTE SUBORDINATED TO THE LIENS SECURING THE SENIOR INDEBTEDNESS, ALL TO THE EXTENT, AND IN THE MANNER PROVIDED IN THE SUBORDINATION AGREEMENT.

GUARANTY AND SECURITY AGREEMENT

This GUARANTY AND SECURITY AGREEMENT, dated as of February 24, 2023, is made by and among the Persons listed on the signature pages hereof under the caption “Guarantors” and the guarantors from time to time party hereto by execution of a joinder agreement (the “Guarantors”), in favor of CP7 WARMING BAG, L.P. (“Lender”). This Agreement, as amended, restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, is referred to herein as the “Agreement”.
W I T N E S S E T H:
WHEREAS, Lender has made or is about to make a term loan in the amount of $15,100,000 (the “Term Loan”) to BurgerFi International, Inc., a Delaware corporation (“Parent”), and Plastic Tripod, Inc., a Delaware corporation (together with Parent, individually and collectively, “Borrower”), as evidenced by that certain Secured Promissory Note, dated as of February 24, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Note”), executed and delivered by Borrower in favor of Lender;
WHEREAS, each Guarantor will receive substantial benefits from the Term Loan and each is, therefore, willing to enter into this Agreement;
WHEREAS, this Agreement is executed and delivered by each Guarantor in favor of Lender to secure the payment and performance of all of the Secured Obligations (as hereinafter defined); and
WHEREAS, it is a condition to the making of the Term Loan by Lender that each Guarantor execute and deliver this Agreement;
NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor and Lender hereby agree as follows:

SECTION 1.    DEFINITIONS AND INTERPRETATION
1.1    Defined Terms. The following terms shall have the following meanings:
“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Anti-Terrorism Laws” are any laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such laws, all as amended, supplemented or replaced from time to time.
“Collateral” means, with respect to any Guarantor, any and all right, title and interest of such Guarantor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter: (a) all Accounts; (b) all Chattel Paper; (c) those certain Commercial Tort Claims set forth on Schedule 1.1(a) hereto; (d) all Copyrights; (e) all Copyright Licenses; (f) all Deposit Accounts; (g) all Documents; (h) all Equipment; (i) all Fixtures; (j) all General Intangibles; (k) all Instruments; (l) all Inventory; (m) all Investment Property; (n) all Letter-of-Credit Rights; (o) all Money; (p) all Patents; (q) all Patent Licenses; (r) all Pledged Equity; (s) all Software; (t) all Supporting Obligations; (u) all Trademarks; (v) all Trademark Licenses; and (w) all Accessions and all Proceeds of any and all of the foregoing.
“Copyright License” means any written agreement, naming any Guarantor as licensor, granting any right under any Copyright.
“Copyrights” means all rights, title and interests arising under Applicable Laws in copyrights, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office, and all renewals thereof.
“Credit Parties” means the “Credit Parties” under and as defined in the Senior Credit Agreement.
“Domestic Subsidiary” has the meaning ascribed thereto in the Senior Credit Agreement.
“ERISA” means the Employee Retirement Income Security Act of 1974, and its regulations.
“Excluded Property” has the meaning ascribed to it in the Senior Credit Agreement.
“Foreign Subsidiary” has the meaning ascribed thereto in the Senior Credit Agreement.
“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Loan Documents” means, collectively and individually, the Note and all other writings, documents, and agreements delivered pursuant thereto.
“Material Adverse Effect” has the meaning ascribed to it in the Note.
“Obligations” has the meaning ascribed to it in the Note.
“Organization Documents” means the certificate of incorporation and by-laws or any comparable organizational documents of any corporate entity (including limited liability companies and partnerships).
“Patent License” means any agreement, whether written or oral, providing for the grant by or to a Guarantor of any right to manufacture, use or sell any invention covered by a Patent.
“Patents” means all rights, title and interests arising under Applicable Laws in letters patent of the United States or any other country and all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof.
“Permitted Liens” has the meaning ascribed to it in the Senior Credit Agreement.
“Person” means any individual, sole proprietorship, partnership (whether or not having separate legal personality), limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.
“Pledged Equity” means, with respect to each Guarantor, (i) 100% of the issued and outstanding Equity Interests of each Domestic Subsidiary of Hot Air or Parent that is directly owned by such Guarantor and (ii) 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each Foreign Subsidiary of Hot Air or Parent that is directly owned by such Guarantor, including the Equity Interests of the Subsidiaries owned by such Guarantor as set forth on Schedule 1.1(b) hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto, including, but not limited to, the following:
(1)    all Equity Interests representing a dividend thereon, or representing a distribution or return of capital upon or in respect thereof, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder thereof, or otherwise in respect thereof; and
(2)    in the event of any consolidation or merger involving the issuer thereof and in which such issuer is not the surviving Person, all shares of each class of the Equity Interests of the successor Person formed by or resulting from such consolidation or merger, to the extent that such successor Person is a direct Subsidiary of a Guarantor.
“Secured Obligations” shall mean the Obligations.
“Senior Administrative Agent” means Regions Bank, in its capacity as administrative agent for the Senior Lenders.
“Senior Collateral Agent” means Regions Bank, in its capacity as collateral agent for the Senior Lenders.
“Senior Lenders” means the “Lenders” under and as defined in the Senior Credit Agreement.
“Senior Credit Agreement” means the Credit Agreement, dated as of December 15, 2015, between and among the Senior Lenders, the Senior Administrative Agent, the Senior Collateral Agent, the Borrower and certain Subsidiaries and Affiliates of the Borrower party thereto from time to time, as amended, supplemented or amended and restated from time to time; provided that no credit agreement, loan agreement or other agreement which replaces such Credit Agreement or any of the Senior Agents or refinances any of the Senior Obligations shall constitute the “Senior Credit Agreement” for the purposes hereof.
“Solvent” means “Solvent” as defined in the Senior Credit Agreement.
“Subsidiary” has the meaning ascribed thereto in the Senior Credit Agreement.
“Trademark License” means any agreement, written or oral, providing for the grant by or to a Guarantor of any right to use any Trademark.
“Trademarks” means all rights, title and interests arising under Applicable Laws in trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise and all renewals thereof.
“UCC” or “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that (a) if a term is defined in Article 9 of the Uniform Commercial Code differently than in another Article thereof, the term shall have the meaning set forth in Article 9 and (b) if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” or “Uniform Commercial Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

1.2    Certain Other Terms.
(a)    Capitalized terms used but not otherwise defined herein that are defined in the Note shall have the meanings given to them in the Note. Capitalized terms used but not otherwise defined herein or in the Note that are defined in the Senior Credit Agreement shall have the meanings given to them in the Senior Credit Agreement. Unless otherwise defined herein, in the Note or in the Senior Credit Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC (including the terms Accession, Account, Adverse Claim, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Products, Financial Asset, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Company Security, Investment Property, Letter-of-Credit Right, Manufactured Home, Money, Proceeds, Securities Account, Security Entitlement, Security, Software, Supporting Obligation and Tangible Chattel Paper). The rules of interpretation specified in the Note shall be applicable to this Agreement. All references in this Agreement to Sections are references to Sections of this Agreement unless otherwise specified.
(b)    Each Guarantor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery of this Agreement, that it and its counsel reviewed and participated in the preparation and negotiation of this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against Lender as the drafting party shall not be applicable in the interpretation of this Agreement.
(c)    In the event of any conflict between any provision in this Agreement and a provision in the Note, such provision of the Note shall control; provided, that in the event that any provision in this Agreement or the Note conflicts with the Subordination Agreement, the terms of the Subordination Agreement shall control.
SECTION 2.    GUARANTY
2.1    Guaranty. Guarantors hereby absolutely and unconditionally, jointly and severally, guarantee to Lender and its successors, endorsees and assigns, the full and prompt payment, when due, of the Obligations, and agree to pay any and all Lender Expenses. The Obligations may be created and continued in any amount without affecting or impairing the Guarantors’ liability hereunder.
2.2    Obligations Paid in Accordance with Terms. Guarantors guarantee that the Obligations will be paid strictly in accordance with their terms, regardless of any law, regulation or decree now or hereafter in effect in any jurisdiction which might in any manner effect any of such terms or Lender’s rights with respect thereto, or which might cause or permit to be invoked any alteration in the time, amount or manner of payment by Borrower of any of the Obligations.

2.3    Enforcement of Guaranty. Lender may, in its sole discretion, proceed to exercise any right or remedy which Lender may have under this Agreement or by law (such rights and remedies being cumulative and not alternative or exclusive) without pursuing or exhausting any right or remedy which Lender may have against Borrower, or any other person or entity, or which Lender may have with respect to any collateral for any or all of the Obligations of Borrower or any other guaranty of the Obligations, including, without limitation, without joining Borrower as a party in any action brought to enforce the provisions hereof; and Lender may proceed to exercise any right or remedy which it may have under this Agreement without regard to any actions or omissions of Borrower or any other person.
2.4    Guaranty Absolute. The obligations of Guarantors hereunder shall be absolute and unconditional and shall continue to remain in full force and effect irrespective of the validity, legality or enforceability of the Loan Documents, or the value or condition of any collateral for any or all of the Obligations, or of any other guaranty of the Obligations, or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor (other than payment in full of all Obligations (other than contingent obligations for which no claim has been made)); and this Agreement and the obligations of Guarantors hereunder shall be irrevocable.
2.5    Guaranty Not Affected. Without limiting the generality of Section 2.4, Guarantors hereby consent and agree that, at any time, and from time to time, without affecting the legality or enforceability of this Agreement and without discharging the obligation of Guarantors hereunder:
(a)    the time, manner, place or terms of payment of all or any of the Obligations may be settled, released (by operation of law or otherwise), compounded, compromised, collected, liquidated, extended (one or more times) or modified;
(b)    any or all of any collateral for any or all of the Obligations may be exchanged, released, surrendered, or otherwise disposed of;
(c)    any action may be taken under or in respect of the Loan Documents, in the exercise of any remedy, power or privilege therein contained or otherwise with respect thereto, or such remedy, power or privilege may be waived, omitted or not enforced;
(d)    the time for Borrower’s performance of or compliance with any term, covenant or agreement on its part to be performed or observed under the Loan Documents, may be renewed or extended (one or more times), or such performance or compliance waived, or failure in or departure from such performance or compliance consented to;
(e)    the Loan Documents, or any term of any thereof, may be amended or modified in any respect (including, without limitation, with respect to interest rates); and

(f)    the liability of Borrower to pay any and all of the Obligations may be settled or compromised, and payment of any and all of such Obligations may be subordinated to the prior payment of any other debts of, or claims against, Borrower;
all in such manner and upon such terms as Lender may deem proper, without notice to or further assent from Guarantors, and all without affecting this Agreement or the obligations of Guarantors hereunder, which shall continue in full force and effect until the Obligations and all obligations of Guarantors hereunder shall have been fully paid and performed (other than contingent obligations for which no claim has been made) and any agreement or commitment by Lender to grant loans, advances and extensions of credit to Borrower under the Loan Documents is terminated.
SECTION 3.    GRANT OF SECURITY INTEREST
3.1    Grant of Security Interest. As collateral security for the payment and performance in full of all of the Secured Obligations, each Guarantor hereby pledges and grants to Lender a lien on and security interest in and to all of the right, title and interest of such Guarantor in, to and under all of the Collateral.
Notwithstanding anything to the contrary contained herein, the Collateral and any security interests granted under this Agreement shall not extend to Excluded Property; provided, however, that to the extent any such property shall no longer be deemed Excluded Property, a security interest in such property shall be automatically and simultaneously granted hereunder and shall be included as Collateral hereunder.
3.2    Filings.
(a)    Each Guarantor hereby irrevocably authorizes Lender at any time and from time to time to authenticate and file in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including, without limitation, (i) whether such Guarantor is an organization, the type of organization and any organizational identification number issued to such Guarantor, (ii) a description of the Collateral as “all assets of the Debtor, wherever located, whether now owned or hereafter acquired” and (iii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Collateral relates. Each Guarantor agrees to provide all information described in the immediately preceding sentence to Lender promptly upon request.
(b)    Each Guarantor hereby ratifies its prior authorization for Lender to file in any relevant jurisdiction any financing statements or amendments thereto relating to the Collateral if filed prior to the date hereof.
SECTION 4.    PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES

4.1    Financing Statements and Other Filings; Maintenance of Perfected Security Interest. Each Guarantor agrees that, at the sole cost and expense of the Guarantors, (i) such Guarantor will maintain the security interest created by this Agreement in the Collateral as a perfected second priority security interest and shall defend such security interest against the claims and demands of all Persons (other than with respect to Permitted Liens), (ii) such Guarantor shall furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail and (iii) at any time and from time to time, upon the request of Lender, such Guarantor shall promptly and duly execute and deliver, and file and have recorded, such further instruments and documents and take such further action as Lender may reasonably request, including the filing of any financing statements, continuation statements and other documents (including this Agreement) under the UCC (or other applicable laws) in effect in any jurisdiction with respect to the security interest created hereby (but excluding the right to request control agreements in respect of deposit accounts or investment property), all in form reasonably satisfactory to Lender and in such offices (including, without limitation, the United States Patent and Trademark Office and the United States Copyright Office) wherever required by applicable law in each case to perfect, continue and maintain a valid, enforceable, second priority security interest in the Collateral as provided herein and to preserve the other rights and interests granted to Lender hereunder, as against the Guarantors and third parties (other than with respect to Permitted Liens), with respect to the Collateral.
SECTION 5.    REPRESENTATIONS, WARRANTIES AND COVENANTS
Each Guarantor represents and warrants to Lender as follows:
5.1    Existence and Power. Each Guarantor (a) is and will continue to be duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (b) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Agreement and the other credit documents to which it is a party and to carry out the transactions contemplated thereby, and (c) is qualified to do business and in good standing in every jurisdiction where necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing, and could not be reasonably expected to have, a Material Adverse Effect.
5.2    Authority. Each Guarantor is, and will continue to be, duly empowered and authorized to enter into, and grant security interests in its property, pursuant to and perform its obligations under this Agreement, and all other instruments and transactions contemplated hereby or relating hereto, and to continue its business as currently conducted, except for (a) filings and recordings with respect to the Collateral to be made, or otherwise delivered to the Lender for filing and/or recordation, (b) those consents, approvals, notices or other actions, the failure of which to obtain or make would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect and (c) other filings, recordings or consents which have been obtained or made, as applicable. The execution, delivery and performance by each

Guarantor of this Agreement, and all other instruments and transactions contemplated hereby or relating hereto, have been duly and validly authorized, are enforceable against each Guarantor in accordance with their terms, and do not and will not violate any law or any provision of, nor be grounds for acceleration under, any agreement, indenture, note or instrument which is binding upon any Guarantor, or any of their property, including without limitation, each Guarantor's formation, organizational or constituent documents.
5.3    Name; Trade Names and Styles. Each Guarantor has set forth on the signature pages hereof such Guarantor’s absolutely true and correct legal name. Each Guarantor shall provide Lender with five (5) days advance written notice before change its legal name.
5.4    Title to Collateral; Liens. Subject to Permitted Liens and the security interest granted to Lender pursuant hereto, the Guarantors are now, and will at all times hereafter be, the true, lawful and sole owner of all their respective Collateral, and the Collateral now is, and will hereafter remain, free and clear of any and all liens, charges, security interests, encumbrances and adverse claims. Lender now has, and will hereafter continue to have, a fully perfected and enforceable second priority security interest in all of the Collateral, and the Guarantors will at all times defend the Collateral against all claims and demands of others.
5.5    Solvency. Each Guarantor, individually, and the Credit Parties and their subsidiaries taken as a whole on a consolidated basis are and, upon the incurrence of the Indebtedness evidence by the Note, will be, Solvent.
5.6    Tax Returns. Each Guarantor has filed all federal, state and other material tax returns and reports required to be filed, and has paid all federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon itself or its respective properties, assets, income, businesses and franchises otherwise due and payable, except those being actively contested in good faith and by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against any Credit Party or any of its Subsidiaries that would, if made, have a Material Adverse Effect.
5.7    No Default. No Guarantor is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its contractual obligations, except in each case where the consequences, direct or indirect, of such default or defaults, if any, could not reasonably be expected to have a Material Adverse Effect.
5.8    Compliance with Laws. The Guarantors are in compliance with the Anti-Terrorism Laws.
5.9    Location of Collateral. No Guarantor (i) has Collateral located outside of the United States, and (ii) shall maintain Collateral at any location outside of the United States as long as any Obligations remain outstanding.

5.10    Other. No Guarantor is an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. No Guarantor is engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Each Guarantor (i) has complied in all material respects with all Requirements of Law, and (ii) has not violated any Requirements of Law, the violation of which could reasonably be expected to have a Material Adverse Effect. The execution and delivery by the Guarantors under this Agreement, the transactions contemplated hereby, the performance by each Guarantor of its obligations hereunder, do not and will not violate any provisions of ERISA.
SECTION 6.    COVENANTS. Each Guarantor covenants to comply with the covenants expressly applicable to such Guarantor under Section 8 of the Note.
SECTION 7.    EVENTS OF DEFAULT AND REMEDIES
7.1    Events of Default. The occurrence or existence of any one or more of the events set forth in Section 9 of the Note are referred to herein individually as an “Event of Default”, and collectively as “Events of Default”.
7.2    Lender’s Rights and Remedies.
(a)    At any time an Event of Default has occurred and is continuing, and after the applicable cure period, if any, has passed, Lender shall have all rights and remedies provided in this Agreement, the other Loan Documents, the UCC and other applicable law, all of which rights and remedies may be exercised without notice to or consent by Guarantors, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to Lender hereunder, under any of the other Loan Documents, the UCC or other applicable law, are cumulative, not exclusive and enforceable, in Lender’s discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach by Guarantors of this Agreement or any of the other Loan Documents. Lender may at any time or times an Event of Default has occurred and is continuing, proceed directly against any and all Guarantors to collect the Obligations without prior recourse to the Collateral.
(b)    Without limiting the generality of the foregoing, at any time an Event of Default has occurred and is continuing, and after the applicable cure period, if any, has passed, Lender may accelerate the payment of all Obligations and demand immediate payment thereof to Lender (provided, that, upon the occurrence of any Event of Default described in Sections 9(b) and 9(c) of the Note, all Obligations shall automatically become immediately due and payable).
7.3    No Waiver; Cumulative Remedies.
(a)    No failure on the part of Lender to exercise, no course of dealing with respect to, and no delay on the part of Lender in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy; nor shall Lender be required to look first to, enforce or exhaust any other security, collateral or guaranties. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.
(b)    In the event that Lender shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to Lender, then and in every such case, the Guarantors and Lender shall be restored to their respective former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of Lender shall continue as if no such proceeding had been instituted.
7.4    Application of Proceeds. The proceeds received by Lender in respect of any sale of, collection from or other realization upon all or any part of the Collateral pursuant to the exercise by Lender of its remedies shall be applied, together with any other sums then held by Lender pursuant to this Agreement, in accordance with and as set forth in the Note. Each Guarantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the reasonable and documented fees of any attorneys employed by Lender to collect such deficiency.
7.5    Power of Attorney. After the occurrence and during the continuance of an Event of Default and for so long as such Event of Default has not been cured to Lender’s satisfaction, waived by Lender, or forborne by Lender (each of the preceding in writing) as long as any Obligations remain outstanding hereunder (other than contingent obligations for which no claim has been made) and each Guarantor hereby: (x) grants to Lender an irrevocable power of attorney, coupled with an interest, authorizing and permitting Lender (acting through any of its employees, attorneys or agents) at any time, at its option but without obligation, with or without notice to such Guarantor, and at the Guarantors’ sole expense, to do any or all of the following, in such Guarantor’s name or otherwise; and (y) irrevocably authorizes Lender at the Guarantors’ expense, to exercise at any time any of the following powers:
(a)    Receive, take, endorse, assign, deliver, accept and deposit, in the name of Lender or such Guarantor, any and all proceeds of any Collateral securing the Obligations or the proceeds thereof;
(b)    Take or bring, in the name of Lender or such Guarantor, all steps, actions, suits or proceedings deemed by Lender reasonably necessary or desirable to effect collection of, or other realization upon, any claims owed to such Guarantor;
(c)    With respect to any of the following established or issued for the benefit of such Guarantor, either individually or as a member of a class or group, file any claim under (i) any bond; or (ii) any trust fund;

(d)    Pay any sums necessary to discharge any lien or encumbrance which is senior to Lender’s security interest in any assets of such Guarantor, which sums shall be included as Obligations hereunder until paid;
(e)    File in the name of such Guarantor or Lender or both: (i) mechanic’s lien or related notices, or (ii) claims under any payment bond, in connection with goods or services sold by such Guarantor in connection with the improvement of realty;
(f)    change the address for delivery of mail to Lender and to receive and open mail addressed to such Guarantor;
(g)    File any initial financing statements and amendments thereto that: (i) indicate the Collateral as all assets of such Guarantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code, or as being of an equal or lesser scope or with greater detail; (ii) contain any other information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether such Guarantor is an organization, the type of organization, and any organization identification number issued to such Guarantor and, (B) in the case of a financing statement filed as a fixture filing or indicating Collateral to be “as-extracted” Collateral or “timber to be cut”, a sufficient description of real property to which the collateral relates; and (iii) contain a notification that such Guarantor has granted a negative pledge to the Lender, and that any subsequent lienor may be tortuously interfering with Lender’s rights;
(h)    File any correction statement in the name of such Guarantor under Section 9-518 of the Code that Lender reasonably deems necessary to preserve its rights hereunder; and
(i)    Without expense to Lender, use any of such Guarantor’s personnel, equipment, including computer equipment, programs, printed output and computer readable media, electronic data information systems, supplies and premises for the collection of accounts and realization on other Collateral as Lender, in its sole discretion, deems appropriate and in connection therewith such Guarantor hereby irrevocably authorizes all accountants and third parties to disclose and deliver to Lender at the Guarantors’ expense all financial information, books and records, work papers, management reports and other information in their possession relating to such Guarantor.
SECTION 8.    MISCELLANEOUS
8.1    Expenses. Each Guarantor will upon demand pay to Lender the amount of any and all amounts required to be paid pursuant to Section 3 of the Note.
8.2    Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Collateral and shall (a) be binding upon the Guarantors, their respective successors and assigns, and (b) inure to the benefit of Lender and its successors and permitted transferees and assigns; provided, that no Guarantor shall assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of Lender and any attempted assignment or transfer without such consent shall be null and void. The

Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person to whom the Note and the Obligations are assigned in accordance with the terms of the Note, and such other Person shall thereupon become vested with all benefits in respect hereof. No other Persons (including, without limitation, any other creditor of any Guarantor) shall have any interest herein or any right or benefit with respect hereto.
8.3    Waiver.
(a)    Guarantors hereby waive all defenses based upon suretyship or impairment of collateral (including, without limitation, any actions or defenses identified generally or specifically under the Uniform Commercial Code or other body of law governing sureties or guarantors), notice of acceptance of this Agreement, presentment, demand, protest, notice of dishonor, notice of the occurrence of an Event of Default hereunder or under the Loan Documents, and any and all other notices of any kind whatsoever, with respect to the Obligations, and promptness in making any claim or demand hereunder; but no act or omission of any kind in the premises shall in any way affect or impair this Agreement. Furthermore, the release of any other guaranty or Lender’s failure to obtain any other guaranty shall not affect the obligations of Guarantors hereunder.
(b)    Guarantors shall not be released or discharged, either in whole or in part, by Lender’s:
(i)    failure or delay to obtain or maintain perfection or recordation of the interest in any property, including, but not limited to the Collateral which secures the Obligations;
(ii)    release of any property, including, but not limited to the Collateral, which secures the Obligations, without substitution of property or collateral of equal value;
(iii)    failure to perform a duty to preserve the value of property or collateral owed, under Article 9 of the Uniform Commercial Code or other law, to a debtor or surety or another person primarily or secondarily liable;
(iv)    failure to comply with applicable law in disposing of any property, including, but not limited to the Collateral, which secures the Obligations; or
(v)    failure or delay to otherwise protect or realize upon any property, including, but not limited to the Collateral, which secures the Obligations.
8.4        Reinstatement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time, prepayment, payment, or other value received by Lender, from any source, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by Lender upon or by reason of:
(a)    any judgment, decree, or order of any court or administrative body having competent jurisdiction;
(b)    any settlement or compromise of any such claim;

(c)    the insolvency or bankruptcy of each Guarantor; or
(d)    otherwise, all as though such payment had not been made, notwithstanding any termination hereof or the cancellation of the Loan Documents or any note or other agreement evidencing any of the Obligations.
8.5    Subrogation. Until the Obligations shall have been fully paid and satisfied (other than contingent obligations for which no claim has been made) and any agreement or commitment by Lender to grant loans, advances and extensions of credit to each Guarantor under the Loan Documents is terminated, Guarantors agree that:
(a)    any right of subrogation which Guarantors have or hereafter acquire against each Guarantor or against any collateral or security granted by each Guarantor to Lender;
(b)    any right of contribution Guarantors have or hereafter acquire against each Guarantor or any other guarantor of the Obligations;
(c)    any right to enforce any remedy which Guarantors have or hereafter acquire against each Guarantor; or
(d)    any benefit of, and any right to participate in, any security now or hereafter held by Lender shall be junior and subordinate to the rights and remedies of Lender. Lender may use, sell or dispose of any item of collateral or security it sees fit without regard to any subrogation rights of Guarantors, and any such disposal or sale shall be free and clear of any rights of subrogation or other claims of Guarantors. If Guarantors shall receive any payments or other property on account of subrogation, contribution or other rights of Guarantors, at any time prior to full payment and satisfaction of the Obligations (other than contingent obligations for which no claim has been made) and any agreement or commitment by Lender to grant loans, advances and extensions of credit to each Guarantor is terminated, such amount or property shall be held in trust for, and shall immediately be paid over or delivered to Lender (together with any necessary endorsements), to be credited and applied against (or, at the option of Lender, held as additional collateral for) the Obligations.
8.6    Termination; Release.
(a)    Upon the payment in full of the Obligations (other than contingent obligations for which no claim has been made), this Agreement and the security interest and lien in favor of Lender granted hereby shall terminate.
(b)    Upon the termination hereof or any release of Collateral in accordance with the provisions of the Note, Lender shall, upon the request and at the sole cost and expense of the Guarantors, assign, transfer and deliver to Guarantors, against receipt and without recourse to or warranty by Lender, such of the Collateral to be released (in the case of a release) or all of the Collateral (in the case of termination of this Agreement) as may be in possession of Lender and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Collateral, proper documents and instruments (including UCC 3 termination statements or releases) acknowledging the termination hereof or the release of such Collateral, as the case may be.
8.7    Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Guarantor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Note and unless in writing and signed by Lender and such of the Guarantors as Lender may specify. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Guarantor from the terms of any provision hereof shall be effective only in the specific instance and for the specific purpose for which made or given. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, terminated or waived with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder. Except where notice is specifically required by this Agreement or any other document evidencing the Secured Obligations, no notice to or demand on any Guarantor in any case shall entitle any Guarantor to any other or further notice or demand in similar or other circumstances.
8.8    Notices. Unless otherwise provided herein or in the Note, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Note, as to any Guarantor, addressed to it at the address of the each Guarantor set forth under their signature herein and as to Lender, addressed to it at the address set forth in the Note, or in each case at such other address as shall be designated by such party in a written notice to the other parties hereto complying as to delivery with the terms of this Section.
8.9    Governing Law. The validity, interpretation and enforcement of this Agreement and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.
8.10    CONSENT TO JURISDICTION; SERVICE OF PROCESS; WAIVER OF JURY TRIAL.
(a)    EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AND SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT

OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW, SUBJECT TO APPLICABLE APPEALS. NOTHING IN THIS GUARANTY AND SECURITY AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION IN ORDER TO REALIZE ON ANY COLLATERAL.
(b)    EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AND SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (a) OF THIS SECTION. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(c)    EACH GUARANTOR AGREES THAT ANY ACTION COMMENCED BY ANY GUARANTOR ASSERTING ANY CLAIM ARISING UNDER OR IN CONNECTION WITH THIS GUARANTY AND SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT SOLELY IN A COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS WITH RESPECT TO ANY SUCH ACTION.
(d)    EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 8.8. NOTHING IN THIS GUARANTY AND SECURITY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(e)    EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY AND SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT

OR ANY OTHER THEORY AND WHETHER INITIATED BY OR AGAINST ANY SUCH PERSON OR IN WHICH ANY SUCH PERSON IS JOINED AS A PARTY LITIGANT). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
8.11    Severability of Provisions. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
8.12    Execution in Counterparts; Effectiveness. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it shall have been executed by Lender and when Lender shall have received counterparts hereof signed by each of the other parties hereto. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.
8.13    No Release. Nothing set forth in this Agreement shall relieve any Guarantor from the performance of any term, covenant, condition or agreement on such Guarantor’s part to be performed or observed under or in respect of any of the Collateral pursuant to the Loan Documents or shall impose any obligation on Lender to perform or observe any such term, covenant, condition or agreement on such Guarantor’s part to be so performed or observed pursuant to the Loan Documents or shall impose any liability on Lender for any act or omission on the part of such Guarantor relating thereto or for any breach of any representation or warranty on the part of such Guarantor contained in this Agreement, the Note or the other Loan Documents, or under or in respect of the Collateral or made in connection herewith or therewith. The obligations of each Guarantor contained in this Section shall survive the termination hereof and the payment in full of such Guarantor’s other obligations under this Agreement, the Note and the other Loan Documents.
8.14    Obligations Absolute. Each Guarantor hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. All obligations of each Guarantor hereunder shall be absolute and unconditional irrespective of:

(a)    any illegality or lack of validity or enforceability of any Secured Obligation or any Loan Document or any related agreement or instrument;
(b)    any change in the time, place or manner of payment of, or in any other term of, the Secured Obligations or any other obligation of any Guarantor under any Loan Document, or any rescission, waiver, amendment or other modification of any Loan Document or any other agreement, including any increase in the Secured Obligations resulting from any extension of additional credit or otherwise;
(c)    any taking, exchange, substitution, release, impairment or non-perfection of any Collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for the Secured Obligations;
(d)    any manner of sale, disposition or application of proceeds of any Collateral or any other collateral or other assets to all or part of the Secured Obligations;
(e)    any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations;
(f)    any change, restructuring or termination of the corporate structure, ownership or existence of any Loan Party or any of its Subsidiaries or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Guarantor or its assets or any resulting release or discharge of any Secured Obligations;
(g)    any failure of Lender to disclose to any Guarantor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Guarantor now or hereafter known to such Lender or Lender; each Guarantor waiving any duty of the Secured Parties to disclose such information;
(h)    the failure of any other Person to execute or deliver this Agreement, any joinder agreement or any other agreement or the release or reduction of liability of any Guarantor or other Guarantor or surety with respect to the Secured Obligations;
(i)    the failure of Lender or any Lender to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise;
(j)    any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, any Guarantor against Lender or any Lender; or
(k)    any other circumstance (including, without limitation, any statute of limitations) or manner of administering the loans or other financial accommodations under the Note, or any existence of or reliance on any representation by Lender or any Lender that might vary the risk of any Guarantor or otherwise operate as a defense available to, or a legal or equitable discharge of, any Guarantor or any other guarantor or surety.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Guarantors and Lender have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

GUARANTORS:    HOT AIR, INC.,
a Delaware corporation

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

ACFP MANAGEMENT, INC.,
a Delaware corporation

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

    ANTHONY’S PIZZA HOLDING COMPANY, LLC,
a Florida limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Guarantors continue.]

ANTHONY’S COAL FIRED PIZZA OF PIKE CREEK, LLC,
a Delaware limited liability company
ANTHONY’S COAL FIRED PIZZA OF WILMINGTON, LLC,
a Delaware limited liability company
ACFP/NYNJ VENTURES LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF AVENTURA, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF BOCA RATON, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF CORAL SPRINGS, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF PEMBROKE PINES, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF PALM BEACH GARDENS, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF PLANTATION, LLC,
a Florida limited liability company
ANTHONY’S SPORTS BAR AND GRILL, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF WESTON, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF STUART LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF CORAL GABLES, LLC,
a Florida limited liability company
ANTHONY’S COAL-FIRED PIZZA, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF SOUTH TAMPA, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF DORAL LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF PINECREST, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF WELLINGTON, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF MIAMI LAKES, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF KENDALL, LLC,
a Florida limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Guarantors continue.]

ANTHONY’S COAL FIRED PIZZA OF NORTH TAMPA, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF CLEARWATER, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF SAND LAKE, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF BRANDON, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF ALTAMONTE SPRINGS, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF EAST BOCA LLC,
a Florida limited liability company
ACFP BOCA MGT LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF NORTH LAUDERDALE LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF NORTH MIAMI LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF MIRAMAR LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF DELRAY BEACH, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF LITTLETON LLC,
a Massachusetts limited liability company
ANTHONY’S COAL FIRED PIZZA OF WESTWOOD LLC,
a Massachusetts limited liability company
ANTHONY’S COAL FIRED PIZZA OF READING LLC,
a Massachusetts limited liability company
ANTHONY’S COAL FIRED PIZZA OF CLIFTON, LLC,
a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF EDISON LLC,
a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF RAMSEY, LLC,
a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF FAIR LAWN, LLC,
a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF WAYNE NJ LLC,
a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF LIVINGSTON LLC,
a New Jersey limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Guarantors continue.]

ANTHONY’S COAL FIRED PIZZA OF MARLBORO LLC,
a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF MOUNT LAUREL LLC,
a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF COMMACK LLC,
a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF WHITE PLAINS, LLC,
a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF CARLE PLACE, LLC,
a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF WOODBURY, LLC,
a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF WANTAGH, LLC,
a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF BOHEMIA, LLC,
a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF FARMINGDALE LLC,
a New York limited liability company
BH SAUCE, LLC,
a Nevada limited liability company
ANTHONY’S COAL FIRED PIZZA OF HORSHAM, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF WAYNE, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL-FIRED PIZZA OF MONROEVILLE, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL-FIRED PIZZA OF SETTLER’S RIDGE, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF CRANBERRY, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF MCMURRAY, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF EXTON, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF WYOMISSING, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF WYNNEWOOD LLC,
a Pennsylvania limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Guarantors continue.]

ANTHONY’S COAL FIRED PIZZA OF TREXLERTOWN LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF BLUE BELL LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF STONY BROOK LLC,
a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF CRANSTON LLC,
a Rhode Island limited liability company
ANTHONY’S COAL FIRED PIZZA OF NATICK LLC,
a Massachusetts limited liability company
ANTHONY’S COAL FIRED PIZZA OF WEST PALM BEACH LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF BETHESDA LLC,
a Maryland limited liability company
ANTHONY’S COAL FIRED PIZZA OF SPRINGFIELD LLC,
a Pennsylvania limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Guarantors continue.]

    BURGERFI INTERNATIONAL, LLC,
a Delaware limited liability company
    BF RESTAURANT MANAGEMENT, LLC,
a Florida limited liability company
BURGERFI IP, LLC,
a Florida limited liability company
BURGERFI-DELRAY BEACH, LLC,
a Delaware limited liability company
BF CORAL SPRINGS, LLC,
a Florida limited liability company
BF CITY PLACE-WEST PALM, LLC,
a Florida limited liability company
BF JUPITER, LLC,
a Florida limited liability company
BF WEST DELRAY, LLC,
a Florida limited liability company
BF LBTS, LLC,
a Florida limited liability company
BF PHILADELPHIA, LLC,
a Florida limited liability company
BF COMMACK, LLC,
a New York limited liability company
BF JACKSONVILLE TOWN CENTER, LLC,
a Florida limited liability company
BF JACKSONVILLE RIVERSIDE, LLC,
a Florida limited liability company
BF DELRAY - LINTON, LLC,
a Florida limited liability company
BF PINES CITY CENTER, LLC,
a Florida limited liability company
BF ORLANDO – DR. PHILLIPS, LLC,
a Florida limited liability company
BF DANIA BEACH, LLC,
a Florida limited liability company
BF FORT MYERS - DANIELS, LLC,
a Florida limited liability company
BF BOCA RATON - BOCA POINTE, LLC,
a Florida limited liability company
BF BOCA RATON, LLC,
a Florida limited liability company
BF PBG, LLC,
a Florida limited liability company
BF JUPITER - INDIANTOWN, LLC,
a Florida limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Guarantors continue.]

BF WELLINGTON, LLC,
a Florida limited liability company
BF NEPTUNE BEACH, LLC,
a Florida limited liability company
BF ATLANTA - PERIMETER MARKETPLACE, LLC,
a Georgia limited liability company
BF FOOD TRUCK, LLC,
a Florida limited liability company
BF ODESSA, LLC,
a Florida limited liability company
BF MIAMI BEACH - MERIDIAN, LLC,
a Florida limited liability company
BF MIRAMAR LLC,
a Florida limited liability company
BF TAMPA BAY, LLC,
a Florida limited liability company
BF TAMPA - CHANNELSIDE, LLC,
a Florida limited liability company
BF WILLIAMSBURG, LLC,
a Florida limited liability company
BF TAMPA - WESTCHASE, LLC,
a Florida limited liability company
BF HENDERSONVILLE, LLC,
a Tennessee limited liability company
BF CHARLOTTESVILLE, LLC,
a Virginia limited liability company
BF TALLAHASSEE VARSITY, LLC,
a Florida limited liability company
BURGERFI MANAGEMENT SERVICES, LLC,
a Florida limited liability company
BF COMMISSARY, LLC,
a Florida limited liability company
BGM PEMBROKE PINES, LLC,
a Florida limited liability company
BF BABCOCK, LLC,
a Florida limited liability company
BF MIAMI LAKES, LLC,
a Florida limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties continue.]

BF HERMITAGE LLC,
a Tennessee limited liability company
BURGERFI ENTERPRISES, LLC,
a Florida limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Guarantors end.]

LENDER:

CP7 WARMING BAG, L.P.

By: /s/ Andrew C. Taub
Name: Andrew C. Taub
Title: Authorized Officer

7339320.7

Schedule 1.1(a)
Commercial Tort Claims
None.

-ii-

Schedule 1.1(b)

Pledged Equity

Obligor: Hot Air, Inc.
Name of Subsidiary	Number of Shares	Certificate Number	Percentage Ownership	Percentage Pledged
Plastic Tripod, Inc.	100,000	1	100%	100%

Obligor: ACFP Management, Inc.
Name of Subsidiary	Number of Shares	Certificate Number	Percentage Ownership	Percentage Pledged
Anthony’s Pizza Holding Company, LLC	1,000	1	100%	100%

Obligor: Anthony’s Pizza Holding Company, LLC
Name of Subsidiary	Number of Shares	Certificate Number	Percentage Ownership	Percentage Pledged
Anthony’s Coal Fired Pizza of Pike Creek, LLC	1,000	3	100%	100%
Anthony’s Coal Fired Pizza of Wilmington, LLC	1,000	3	100%	100%
ACFP/NYNJ Ventures LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Aventura, LLC	1,000	1	100%	100%

-iii-

Anthony’s Coal Fired Pizza of Boca Raton, LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Coral Springs, LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Delray Beach, LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Pembroke Pines, LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Palm Beach Gardens, LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Plantation, LLC	1,000	1	100%	100%
Anthony’s Sports Bar and Grill, LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Weston, LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Stuart LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Coral Gables, LLC	1,000	1	100%	100%
Anthony’s Coal-Fired Pizza, LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of South Tampa, LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Doral LLC	1,000	2	100%	100%
Anthony’s Coal Fired Pizza of Pinecrest, LLC	1,000	2	100%	100%
Anthony’s Coal Fired Pizza of Wellington, LLC	1,000	2	100%	100%
Anthony’s Coal Fired Pizza of Miami Lakes, LLC	1,000	2	100%	100%
Anthony’s Coal Fired Pizza of Kendall, LLC	1,000	2	100%	100%

-iv-

Anthony’s Coal Fired Pizza of North Tampa, LLC	1,000	2	100%	100%
Anthony’s Coal Fired Pizza of Clearwater, LLC	1,000	2	100%	100%
Anthony’s Coal Fired Pizza of Sand Lake, LLC	1,000	2	100%	100%
Anthony’s Coal Fired Pizza of Brandon, LLC	1,000	2	100%	100%
Anthony’s Coal Fired Pizza of Altamonte Springs, LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of East Boca LLC	1,000	1	100%	100%
ACFP BOCA MGT LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of North Lauderdale LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of North Miami LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Miramar LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Littleton LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Westwood LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Reading LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Clifton, LLC	1,000	2	100%	100%
Anthony’s Coal Fired Pizza of Ramsey, LLC	1,000	2	100%	100%
Anthony’s Coal Fired Pizza of Fair Lawn, LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Wayne NJ, LLC	1,000	1	100%	100%

-v-

Anthony’s Coal Fired Pizza of Livingston LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Marlboro LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Mount Laurel LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Commack LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Carle Place, LLC	1,000	2	100%	100%
Anthony’s Coal Fired Pizza of Woodbury, LLC	1,000	2	100%	100%
Anthony’s Coal Fired Pizza of Wantagh, LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Bohemia, LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Horsham, LLC	1,000	3	100%	100%
Anthony’s Coal Fired Pizza of Wayne, LLC	1,000	3	100%	100%
Anthony’s Coal-Fired Pizza of Monroeville, LLC	1,000	3	100%	100%
Anthony’s Coal-Fired Pizza of Settler’s Ridge, LLC	1,000	3	100%	100%
Anthony’s Coal Fired Pizza of Cranberry, LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of McMurray, LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Exton, LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Wyomissing, LLC	1,000	1	100%	100%

-vi-

Anthony’s Coal Fired Pizza of Wynnewood LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Trexlertown LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Blue Bell LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Cranston LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Natick LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of West Palm Beach LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Bethesda LLC	1,000	1	100%	100%
Anthony’s Coal Fired Pizza of Springfield LLC	1,000	1	100%	100%

Obligor: Anthony's Coal Fired Pizza of Clifton, LLC
Name of Subsidiary	Number of Shares	Certificate Number	Percentage Ownership	Percentage Pledged
BH Sauce, LLC	1,000	2	100%	100%

Obligor: ACFP/NYNJ Ventures LLC
Name of Subsidiary	Number of Shares	Certificate Number	Percentage Ownership	Percentage Pledged
Anthony’s Coal Fired Pizza of Edison LLC	1	1	100%	100%

-vii-

Obligor: BURGERFI INTERNATIONAL, LLC
Name of Subsidiary	Number of Shares	Certificate Number	Percentage Ownership	Percentage Pledged
BF Restaurant Management, LLC	N/A	N/A	100%	100%
BURGERFI IP, LLC	N/A	N/A	100%	100%

Obligor: BF Restaurant Management, LLC
Name of Subsidiary	Number of Shares	Certificate Number	Percentage Ownership	Percentage Pledged
BURGERFI-DELRAY BEACH, LLC	N/A	N/A	100%	100%
BURGERFI ENTERPRISES, LLC	N/A	N/A	100%	100%
BURGERFI MANAGEMENT SERVICES, LLC	N/A	N/A	100%	100%
BF COMMISSARY, LLC	N/A	N/A	100%	100%
BF CORAL SPRINGS, LLC	N/A	N/A	100%	100%
BF City Place-West Palm, LLC	N/A	N/A	100%	100%
BF JUPITER, LLC	N/A	N/A	100%	100%
BF JUPITER - INDIANTOWN, LLC	N/A	N/A	100%	100%
BF PHILADELPHIA, LLC	N/A	N/A	100%	100%

-viii-

BF WEST DELRAY, LLC	N/A	N/A	100%	100%
BF LBTS, LLC	N/A	N/A	100%	100%
BGM PEMBROKE PINES, LLC	N/A	N/A	100%	100%
BF JACKSONVILLE TOWN CENTER, LLC	N/A	N/A	100%	100%
BF JACKSONVILLE RIVERSIDE, LLC	N/A	N/A	100%	100%
BF DELRAY - LINTON, LLC	N/A	N/A	100%	100%
BF PINES CITY CENTER, LLC	N/A	N/A	100%	100%
BF DANIA BEACH, LLC	N/A	N/A	100%	100%
BF FORT MYERS - DANIELS, LLC	N/A	N/A	100%	100%
BF BOCA RATON - BOCA POINTE, LLC	N/A	N/A	100%	100%
BF BOCA RATON, LLC	N/A	N/A	100%	100%
BF PBG, LLC	N/A	N/A	100%	100%
BF WELLINGTON, LLC	N/A	N/A	100%	100%
BF NEPTUNE BEACH, LLC	N/A	N/A	100%	100%
BF WILLIAMSBURG, LLC	N/A	N/A	100%	100%
BF Orlando - Dr. Phillips, LLC	N/A	N/A	100%	100%

-ix-

BF Miami Beach - Meridian, LLC	N/A	N/A	100%	100%
BF Odessa, LLC	N/A	N/A	100%	100%
BF TAMPA BAY, LLC	N/A	N/A	100%	100%
BF Tampa - Channelside, LLC	N/A	N/A	100%	100%
BF Tampa - Westchase, LLC	N/A	N/A	100%	100%
BF Food Truck, LLC	N/A	N/A	100%	100%
BF MIRAMAR LLC	N/A	N/A	100%	100%
BF TALLAHASSEE VARSITY, LLC	N/A	N/A	100%	100%
BF BABCOCK, LLC	N/A	N/A	100%	100%
BF MIAMI LAKES, LLC	N/A	N/A	100%	100%
BF Commack, LLC	N/A	N/A	100%	100%
BF Atlanta - Perimeter Marketplace, LLC	N/A	N/A	100%	100%
BF Charlottesville, LLC	N/A	N/A	100%	100%
BF Hendersonville, LLC	N/A	N/A	100%	100%
BF Hermitage LLC	N/A	N/A	100%	100%

-x-